                                                                 Exhibit (r)(3)

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints MARY JANE B. FORTIN, MALLARY REZNIK, AND MANDA GHAFERI, or each of them, as his true and lawful attorneys-in fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any all capacities, to sign any and all amendments (including pre-and post-effective amendments) to the Registration Statements listed below, for which AMERICAN GENERAL LIFE INSURANCE COMPANY serves as Depositor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

 -----------------------------------------------------------------------------
 Registrant Name                               File Nos.
 -----------------------------------------------------------------------------
 Variable Separate         333-185778   333-185791   333-185838   333-185815
   Account................ 333-185780   333-185840   333-185800   333-185816
 811-03859................ 333-185784   333-185797   333-185837   333-185788
                           333-185762   333-185798   333-185831   333-185786
                           333-185787   333-185799   333-185818   333-185808
                           333-185775   333-185801   333-185820   333-198223
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Variable Annuity Account  333-185802
   One....................
 811-04296................
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Variable Annuity Account  333-185821
   Two....................
 811-08626................
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Variable Annuity Account  333-185803
   Four...................
 811-08874................
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Variable Annuity Account  333-185793   333-185826   333-185814   333-185813
   Five................... 333-185804   333-185822   333-185809
 811-07727................ 333-185829   333-185824   333-185811
                           333-185825   333-185828   333-185810
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Variable Annuity Account  333-185790   333-185795   333-185807   333-185832
   Seven.................. 333-185794   333-185806
 811-09003................
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Variable Annuity Account  333-185834   333-185835   333-185841   333-185842
   Nine...................
 811-21096................
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 AGL Separate Account      033-44745    033-44744
   A......................
 811-01491................
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 AGL Separate Account      333-151576   333-80191    333-129552   333-137817
   VL-R................... 333-146948   333-53909    333-109613   333-143072
 811-08561................ 333-43264    333-42567    333-90787    333-144594
                           333-82982    333-103361   333-65170    333-153093
                           333-89897    333-118318   333-87307    333-153068
                           333-196172
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 AGL Separate Account      333-102301
   VUL....................
 811-05794................
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 AGL Separate Account      333-102300   333-102299
   VUL-2..................
 811-06366................
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 AGL Separate Account      333-185785   333-185839   333-185817   333-185823
   I...................... 333-185819   333-185827   333-185836   333-185805
 811-05301................ 333-185789   333-185843   333-185796   333-185785
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 AGL Separate Account                                333-185830
   II..................... 333-185761   333-185812
 811-04867................ 333-185833   333-185782
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 AGL AG Separate           333-185844   333-185792
   Account A..............
 811-08862................
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 AG Separate Account
   D...................... 333-25549    002-49805    333-81703    333-40637
 811-02441................ 033-43390    333-109206   333-70667    033-57730
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 AGL Separate Account      333-102302
   VA-1...................
 811-07781................
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 AGL Separate Account      333-102303
   VA-2...................
 811-01990................
 -----------------------------------------------------------------------------

                                  AGL POA - 1

                               POWER OF ATTORNEY

Signature                  Title                            Date

/S/ ROBERT S. SCHIMEK      Director, Chairman and           April 27, 2015
ROBERT S. SCHIMEK          President

/S/ THOMAS J. DIEMER       Director, Senior Vice            April 27, 2015
THOMAS J. DIEMER           President and Chief Risk
                           Officer

/S/ JOHN Q. DOYLE          Director                         April 27, 2015
JOHN Q. DOYLE

/S/ JEFFREY M. FARBER      Director                         April 27, 2015
JEFFREY M. FARBER

/S/ MARY JANE B. FORTIN    Director, Executive Vice         April 27, 2015
MARY JANE B. FORTIN        President, Chief Financial
                           Officer and Vice Chairman

/S/ DEBORAH A. GERO        Director, Senior Vice            April 27, 2015
DEBORAH A. GERO            President and Chief
                           Investment Officer

/S/ JANA W. GREER          Director and President,          April 27, 2015
JANA W. GREER              Individual Retirement

/S/ MICHAEL P. HARWOOD     Director, Senior Vice            April 27, 2015
MICHAEL P. HARWOOD         President, Chief Actuary and
                           Corporate Illustration Actuary

/S/ KEVIN T. HOGAN         Director and Chief Executive     April 27, 2015
KEVIN T. HOGAN             Officer

/S/ STEPHEN A. MAGINN      Director, Senior Vice            April 27, 2015
STEPHEN A. MAGINN          President and Chief
                           Distribution Officer

/S/ JONATHAN J. NOVAK      Director and President,          April 27, 2015
JONATHAN J. NOVAK          Institutional Markets

/S/ CURTIN W. OLSON        Director, and President,         April 27, 2015
CURTIS W. OLSON            Group Benefits

/S/ CHARLES S. SHAMIEH     Director, and President,         April 27, 2015
CHARLES S. SHAMIEH         Life, Disability and Health

/S/ DAVID S. JORGENSEN     Vice President and Controller    April 27, 2015
DAVID S. JORGENSEN

                                  AGL POA - 2